OMB APPROVAL

OMB Number:	3235-0059
Expires:	August 31, 2004
Estimated average burden hours per response	14.73

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

PILGRIM’S PRIDE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who potentially are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

June 9, 2003 Pilgrim's Pride Corporation ConAgra Chicken Division Acquisition Overview

Forward-Looking Statements Statements contained herein that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. For example, factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; disease outbreaks affecting the production performance and/or marketability of the Company's poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; changes in laws or regulations affecting our operations, as well as competitive factors and pricing pressures; inability to effectively integrate ConAgra's chicken business or realize the associated cost savings and operating synergies currently anticipated; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Important Legal Information Investors and security holders are urged to read the proxy statement regarding the proposed transaction when it becomes available because it will contain important information. The proxy statement will be filed with the U.S. Securities and Exchange Commission by Pilgrim's Pride Corporation and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed with the SEC by Pilgrim's Pride Corporation, at the SEC's web site at www.sec.gov. The proxy statement, and other related documents filed with the SEC by Pilgrim's Pride Corporation, may also be obtained for free by directing a request to Pilgrim's Pride Corporation at 110 South Texas, Pittsburg, Texas, 75686. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of Pilgrim's Pride Corporation stockholders to approve the transaction at the following address: 110 South Texas, Pittsburg, Texas, 75686.

ConAgra Chicken Division TRANSACTION OVERVIEW #4 U.S. chicken producer Net sales of $2.4 billion and EBIT of $20 million (LTM March 2003) Full-service chicken business with extensive product line and customer base Rationale Stronger poultry industry platform Expanded and enhanced prepared foods mix Improved distribution capabilities Enhanced operational and customer service capabilities Broader geographic reach in fresh chicken Attractive synergy potential Value and Valuation $590 million purchase price Attractive valuation Discount to book value Cashflow multiple post-synergies: less than 5x EPS impact: accretive in Year 2

Financing TRANSACTION OVERVIEW Cash: $100 million (borrowed under additional credit lines from existing lenders) Senior subordinated note: $255 million (issued to ConAgra) Market terms, 10.5% coupon and due 2011 Class A common stock: $235 million (based on June 6th close) Seek to issue equity for 45% of total consideration Average price from the day after announcement to five days before closing Cap of 39.4 million shares ConAgra maximum ownership: 49% economic and 7% voting Structured to be leverage neutral Current total debt / capitalization: 55% Pro forma total debt / capitalization: 56% Senior debt / capitalization improves by 15 percentage points Pilgrim majority shareholders have agreed to vote for equity issuance required to complete transaction

Strong Poultry Industry Platform TRANSACTION RATIONALE #2 U.S. chicken company on a pro forma basis ~$5 billion in pro forma net sales Large presence in faster-growing prepared chicken products Expanded & Enhanced Prepared Foods Mix Improved Distribution Complementary product lines and customers 47% of U.S. chicken net sales will be prepared food products Increases attractive prepared foods opportunities, a segment where Pilgrim's Pride has grown net sales at a CAGR of 15% in the last five years Complementary combination of strength with broad-line distributors (CCD) and direct distribution (Pilgrim's Pride) Improved customer service and broader product line Foodservice Retail

Enhanced Capabilities TRANSACTION RATIONALE Cost saving potential in excess of $50 million by Year 3 Optimization of expanded processing and distribution assets Best practices in purchasing, production and freight Broader Geographic Reach Attractive Synergy Potential Additional fixed-weight, case ready capabilities for retail customers New geographic coverage New prepared foods production capabilities Optimization of production capacity Addition of processing and distribution facilities in Southeastern U.S. Next-day delivery to large majority of U.S. population Nationwide capabilities for all product lines Addition of #1 chicken business in profitable Puerto Rican market

INTEGRATION PROCESS Planning currently underway Joint transition team of senior executives Production Sales and marketing Supply chain / purchasing Function specific sub-teams Human resources Accounting / credit Information technology Timing: begins immediately

U.S. INDUSTRY LANDSCAPE Note: (1) Pro forma for acquisitions. U.S. Chicken Market(1)

ANTICIPATED TRANSACTION TIMING June 9, 2003 Announcement By June 13 HSR Filing Mid - July Proxy Filing Q3 2003 Shareholder Vote Q3 2003 Closing

CCD COMMERCIAL OVERVIEW Fresh Foodservice: fresh chicken parts prepared and sold primarily to quick service / fast food restaurants and food service distributors Value-Added Foodservice: processed fresh chicken parts (e.g. seasoned, breaded) prepared and sold primarily to quick service / fast food restaurants and food service distributors Retail: chill-pack / tray-pack chicken for supermarket sale International: dark meat sales primarily into Russia, China and other export markets Professional Food Systems: resale distribution of various meat categories, primarily beef Sales Source: CCD management reports for YTD April FY 2003. Note: After estimated intercompany eliminations.

# CCD OPERATIONS OVERVIEW



MN
WI
MI
IA
IL
IN
OH
MO
KY
WV
VA
PA
NY
VT
NH
MA
CT
RI
NJ
MD
DE
ME
NC
TN
SC
AR
MS
AL
GA
LA
FL

- Cook Plants and Feeder Plants
- Chill Pack
- Fast Food
- To-Ricos, PR

11

CCD FINANCIAL OVERVIEW Note: Unaudited, subject to revision. Source: CCD financial reports.

COMBINED U.S. CHICKEN SALES MIX Pilgrim's CCD + = Pro Forma FY 2002

EXISTING OPERATING FACILITIES


Franconia
New Oxford
Broadway, VA
Moorefield, WV
Hinton
Harrisonburg, VA
Concord
Marshville, NC
Nashville, AR
DeQueen, AR
Hope, AR
Dallas, TX
Mt. Pleasant, TX
Pittsburg, TX
Arlington
Waco
Tenaha, TX
Center, TX
Lufkin
Nacogdoches, TX
Phoenix
El Paso
San Antonio
Saltillo
Monterrey
Reynosa
Tampico
Queretaro
Leon
Guadalajara
Pto. Vallarta
Manzanillo
Morelia
Acapulco
Cuec
Tlalnepantla
Mexico City
San Luis Potosi
Tepeji del Rio
Coatzacoalcos
Colon
Veracruz
Merida
Cancun
Villahermosa
Tuxtla
Chicken Processing
Turkey Processing
Distribution Centers - Current
Sales & Marketing Headquarters
Distribution Centers – Planned 2002-2003
Prepared Foods - Chicken
Prepared Foods - Turkey
Feed Mill
Hatcheries/Grow-out

14

COMBINED FACILITIES OVERVIEW


Franconia
New Oxford
Broadway, VA
Moorefield, WV
Harrisonburg, VA
Hinton
Mayfield, KY
Nashville, AR
Dalton, GA
Clinton, AR
El Dorado, AR
Chattanooga, TN
DeQueen, AR
Hope, AR
Concord
Marshville, NC
Dallas, TX
Gainesville, GA
Canton, GA
Phoenix
Batesville, AR
Mt. Pleasant, TX
Athens, GA
Natchitoches, LA
Elberton, GA
El Paso
Arlington
Pittsburg, TX
Enterprise AL
Waco
Farmerville, LA
Lufkin
Jenaha, TX
Center, TX
Athens, AL
San Antonio
Nacogdoches, TX
Saltillo
Monterrey
Queretaro
Reynosa
Tampico
Leon
San Luis Potosi
Tepeji del Rio
To-Rico, PR
Guadalajara
Coatzacoalcos
Colon
Pto. Vallarta
Veracruz
Merida
Cancun
Manzanillo
Morelia
Villahermosa
Acapulco
Cuec
Mexico City
Tuxtla
Tlalnepantla
Chicken Processing
Turkey Processing
Distribution Centers - Current
Sales & Marketing Headquarters
Distribution Centers – Planned 2002-2003
Prepared Foods - Chicken
Prepared Foods - Turkey
Feed Mill
Hatcheries/Grow-out
New CCD Plants

15

PRO FORMA INCOME STATEMENT IMPACT Twelve Months Ending March 2003 (1) Unaudited; subject to revision. (2) Based on $100 million new senior debt at 6.25% borrowing rate and $255 million new subordinated debt at 10.5% borrowing rate.